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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



    Date of Report (Date of earliest event reported):     February 16, 1996


                            LITTON INDUSTRIES, INC.
               (Exact name of registrant as specified in charter)



            Delaware                       1-3998                 95-1775499
        (State or other                  (Commission          (I.R.S. Employer
         jurisdiction of                 File Number)          Identification No.)
         incorporation)

        21240 Burbank Boulevard, Woodland Hills, California       91367
            (Address of principal executive offices)            (Zip code)



       Registrant's telephone number, including area code:    (818) 598-5000



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                           Exhibit Index appears on Page 2
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Item 2.   Acquisition or Disposition of Assets

On February 16, 1996, Litton Industries, Inc. completed the purchase of the stock of PRC, Inc. from the Black & Decker Corporation for approximately $425 million in cash.

The Registrant anticipates filing the required financial statements and pro forma financial information as soon as practicable, but not later than 60 days after this report on Form 8-K.

Item 7.  Exhibits

99.1     Press Release issued by the Registrant on February 16, 1996
99.2 Stock Purchase Agreement dated as of December 13, 1995 By and Among The Black & Decker Corporation, PRC Investments, Inc., PRC Inc. and Litton Industries, Inc.




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                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           LITTON INDUSTRIES, INC.
                                           (Registrant)


                                           By /s/ John E. Preston
                                              _________________________
                                              John E. Preston
                                              Senior Vice President

February 21, 1996




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